UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported)     January 18, 2005
                                                         ----------------------


                           ASTRATA GROUP INCORPORATED
    ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


      000-32475                                      84-1408762
------------------------                    ---------------------------------
(Commission File Number)                    (IRS Employer Identification No.)


  1801 Century Park East, Suite 1830, Los Angeles, California       90067-2320
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         (Address of Principal Executive Offices)                   (Zip Code)


                                 (310) 282-8646
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, If Changed Since Last Report)

                            SECTION 5. REGULATION FD

Item 7.01  Regulation FD Disclosure

         On January 18, 2005, the registrant issued a press release disclosing its financial results for the nine months and three months ended November 30, 2004, as reported in its Form 10-QSB, filed with the Securities and Exchange Commission on January 14, 2005.

         A copy of this press release is attached hereto as exhibit 99.1

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 18, 2005                ASTRATA GROUP INCORPORATED


                                        By: /s/ Anthony J. Harrison
                                            ------------------------------------
                                            Anthony J. Harrison
                                            Chief Executive Officer